UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549


FORM N-CSR


CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
COMPANIES


Investment Company Act file number 811-6435

Name of Fund:  MuniYield Fund, Inc.

Fund Address:  P.O. Box 9011
               Princeton, NJ  08543-9011

Name and address of agent for service: Terry K. Glenn, President, MuniYield Fund, Inc., 800 Scudders Mill Road, Plainsboro, NJ,
08536.  Mailing address:  P.O. Box 9011, Princeton, NJ, 08543-9011

Registrant's telephone number, including area code:  (609) 282-2800

Date of fiscal year end: 10/31/03

Date of reporting period: 11/01/02 - 10/31/03

Item 1 - Attach shareholder report



(BULL LOGO)
Merrill Lynch Investment Managers


www.mlim.ml.com


MuniYield Fund, Inc.


Annual Report
October 31, 2003


MuniYield Fund, Inc. seeks to provide shareholders with as high a level of current income exempt from Federal income taxes as is consistent with its investment policies and prudent investment management by investing primarily in a portfolio of long-term, investment-grade municipal obligations the interest on which, in the opinion of bond counsel to the issuer, is exempt from Federal income taxes.

This report, including the financial information herein, is transmitted to shareholders of MuniYield Fund, Inc. for their information. It is not a prospectus. Past performance results shown in this report should not be considered a representation of future performance. The Fund has leveraged its Common Stock and intends to remain leveraged by issuing Preferred Stock to provide the Common Stock shareholders with a potentially higher rate of return. Leverage creates risks for Common Stock shareholders, including the likelihood of greater volatility of net asset value and market price of shares of the Common Stock, and the risk that fluctuations in the short-term dividend rates of the Preferred Stock may affect the yield to Common Stock shareholders. Statements and other information herein are as dated and are subject to change.



MuniYield Fund, Inc.
Box 9011
Princeton, NJ
08543-9011



MuniYield Fund, Inc.



The Benefits and Risks of Leveraging


MuniYield Fund, Inc. utilizes leveraging to seek to enhance the yield and net asset value of its Common Stock. However, these objectives cannot be achieved in all interest rate environments. To leverage, the Fund issues Preferred Stock, which pays dividends at prevailing short-term interest rates, and invests the proceeds in long-term municipal bonds. The interest earned on these investments, net of dividends to Preferred Stock, is paid to Common Stock shareholders in the form of dividends, and the value of these portfolio holdings is reflected in the per share net asset value of the Fund's Common Stock. However, in order to benefit Common Stock shareholders, the yield curve must be positively sloped; that is, short-term interest rates must be lower than long-term interest rates. At the same time, a period of generally declining interest rates will benefit Common Stock shareholders. If either of these conditions change, then the risks of leveraging will begin to outweigh the benefits.

To illustrate these concepts, assume a fund's Common Stock capitalization of $100 million and the issuance of Preferred
Stock for an additional $50 million, creating a total value of $150 million available for investment in long-term municipal bonds. If prevailing short-term interest rates are approximately 3% and long-term interest rates are approximately 6%, the yield curve has a strongly positive slope. The fund pays dividends on the $50 million of Preferred Stock based on the lower short-term interest rates. At the same time, the fund's total portfolio of $150 million earns the income based on long-term interest rates. Of course, increases in short-term interest rates would reduce (and even eliminate) the dividends of the Common Stock.

In this case, the dividends paid to Preferred Stock shareholders are significantly lower than the income earned on the fund's long-term investments, and therefore the Common Stock shareholders are the beneficiaries of the incremental yield. However, if short-term interest rates rise, narrowing the differential between short-term and long-term interest rates, the incremental yield pickup on the Common Stock will be reduced or eliminated completely. At the same time, the market value of the fund's Common Stock (that is, its price as listed on the New York Stock Exchange) may, as a result, decline. Furthermore, if long-term interest rates rise, the Common Stock's net asset value will reflect the full decline in the price of the portfolio's investments, since the value of the fund's Preferred Stock does not fluctuate. In addition to the decline in net asset value, the market value of the fund's Common Stock may also decline.

As a part of its investment strategy, the Fund may invest in certain securities whose potential income return is inversely related to changes in a floating interest rate ("inverse floaters"). In general, income on inverse floaters will decrease when short-term interest rates increase and increase when short-term interest rates decrease. Investments in inverse floaters may be characterized as derivative securities and may subject the Fund to the risks of reduced or eliminated interest payments and losses of invested principal. In addition, inverse floaters have the effect of providing investment leverage and, as a result, the market value of such securities will generally be more volatile than that of fixed-rate, tax-exempt securities. To the extent the Fund invests in inverse floaters, the market value of the Fund's portfolio and the net asset value of the Fund's shares may also be more volatile than if the Fund did not invest in such securities. As of October 31, 2003, the percentage of the Fund's total net assets invested in inverse floaters was 9.65%.


Swap Agreements


The Fund may also invest in swap agreements, which are over-the-counter contracts in which one party agrees to make periodic payments based on the change in market value of a specified bond, basket of bonds, or index in return for periodic payments based on a fixed or variable interest rate or the change in market value of a different bond, basket of bonds or index. Swap agreements may be used to obtain exposure to a bond or market without owning or taking physical custody of securities.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



A Letter From the President


Dear Shareholder

As 2003 draws to a close, it seems appropriate to reflect on what has been a meaningful year in many respects. We saw the beginning and the end of all-out war in Iraq, equity market uncertainty turned to strength and sub par gross domestic product growth of 1.4% in the first quarter of 2003 grew to an extraordinary 8.2% in the third quarter. Amid the good news, fixed income investments, which had become the asset class of choice during the preceding three-year equity market decline, faced new challenges.

During 2003, municipal bond yields rose and fell in reaction to geopolitical events, equity market performance, economic activity and employment figures. By the end of October, long-term municipal revenue bond yields were slightly higher than they were one year earlier, at 5.24% as measured by the Bond Buyer Revenue Bond Index. With many state deficits at record levels, municipalities issued nearly $400 billion in new long-term tax-exempt bonds during the 12-month period ended October 31, 2003. The availability of bonds, together with attractive yield ratios relative to U.S. Treasury issues, made municipal bonds a popular fixed income investment alternative.

Throughout the year, our portfolio managers continued to work diligently to deliver on our commitment to provide superior performance within reasonable expectations for risk and return. This included striving to outperform our peers and the market indexes. With that said, remember that the advice and guidance of a skilled financial advisor often can mean the difference between successful and unsuccessful investing. A financial professional can help you choose those investments that will best serve you as you plan for your financial future.

Finally, I am proud to premiere a new look to our shareholder communications. Our portfolio manager commentaries have been trimmed and organized in such a way that you can get the information you need at a glance, in plain language. Today's markets are confusing enough. We want to help you put it all in perspective. The report's new size also allows us certain mailing efficiencies. Any cost savings in production or postage are passed on to the Fund and, ultimately, to Fund shareholders.

We thank you for trusting Merrill Lynch Investment Managers with your investment assets, and we look forward to serving you in the months and years ahead.


Sincerely,



(Terry K. Glenn)
Terry K. Glenn
President and Director



MUNIYIELD FUND, INC., OCTOBER 31, 2003



A Discussion With Your Fund's Portfolio Manager


Contracting credit spreads, combined with our overweight position in high yield securities, contributed to the Fund's strong absolute and relative performance during the fiscal year.


Describe the market environment relative to municipal bonds during the fiscal year.

At the end of October, long-term tax-exempt bond yields were 90% - 95% of comparable U.S. Treasury securities, substantially exceeding their historical average of 85% - 88%. Considering their tax-free status, this made long-term municipal bonds an attractive investment alternative during the past 12 months.

Long-term U.S. Treasury bond yields declined throughout most of the first seven months of the fiscal year, while bond prices--which move in the opposite direction of yields--rose in response to weak equity markets, concerns about a growing conflict in Iraq, and continued sub-par U.S. economic growth. The Federal Reserve Board continued to lower short-term interest rates to stimulate business and consumer economic activity. Bond yields reversed course in July and August, rising sharply as economic conditions began to improve and as most analysts agreed the Federal Reserve Board had finished lowering interest rates. In mid-August, U.S. Treasury bond yields reached 5.45%, their highest level during the period, before again moving lower for the remainder of the fiscal year. At the end of the 12-month period, long-term U.S. Treasury bond yields were 5.13%, 15 basis points (.15%) higher than a year earlier. The relatively modest yield increase year-over-year masks the considerable month-to-month volatility in interest rates during the period.

Long-term tax-exempt bond yields also rose from year-ago levels, although to a lesser extent than U.S. Treasury bonds. Yield movements were less volatile than those experienced by U.S. Treasury issues, because municipal bond prices typically are less sensitive to short-term economic and geopolitical pressures. By the end of October, long-term municipal revenue bond yields stood at 5.24%, a small increase compared to the previous year. Yields for long-term Aaa-rated tax-exempt bonds (the highest rated) declined 10 basis points during the past year. The decline largely reflected investors' growing demand for high-quality bonds, which provided valuable stability in an uncertain market.

The municipal market's outperformance of the U.S. Treasury market was especially impressive given the dramatic in-crease in new bond issuance during the fiscal year. State and local governments took advantage of historically low interest rates to finance existing infrastructure needs and refinance outstanding high-interest-rate debt. During the past 12 months, municipalities issued nearly $400 billion in new securities, an increase of more than 12% compared to last year's issuance. More recently, however, new municipal bond issuance slowed as tax-exempt bond yields rose, making borrowing more expensive. This decline in supply helped support the tax-exempt market's recent performance.


How did the Fund perform during the fiscal year in light of the existing market conditions?

For the year ended October 31, 2003, the Common Stock of MuniYield Fund, Inc. had a net annualized yield of 6.76%, based on a year-end per share net asset value of $13.85 and $.936 per share in income dividends. Over the same period, the total investment return on the Fund's Common Stock was +11.99%, based on a change in per share net asset value from $13.28 to $13.85, and assuming reinvestment of $.936 per share in ordinary income dividends.

For the six-month period ended October 31, 2003, the total investment return on the Fund's Common Stock was +6.57%, based on a change in per share net asset value from $13.46 to $13.85, and assuming reinvestment of $.468 per share in ordinary income dividends.

The average yields for the Fund's Auction Market Preferred Stock for the six months ended October 31, 2003 were: .94% for Series A; .86% for Series B; .99% for Series C; 1.01% for Series D; .81% for Series E; and .82% for Series F.

For a description of the Fund's total investment return based on a change in the per share market value of the Fund's Common Stock (as measured by the trading price of the Fund's shares on the New York Stock Exchange), and assuming reinvestment of dividends, please refer to the Financial Highlights section of the Financial Statements included in this report. As a closed-end fund, the Fund's shares may trade in the secondary market at a premium or discount to the Fund's net asset value. As a result, total investment returns based on changes in the market value of the Fund's Common Stock can vary significantly from total investment return based on changes in the Fund's net asset value.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



The Fund's return, based on net asset value, significantly exceeded that of its comparable Lipper category of General Municipal Debt Funds (Leveraged), which had an average return of +8.08% for the 12-month period ended October 31, 2003. The favorable performance is attributed primarily to the Fund's overweight position in low investment grade, speculative grade and non-rated securities relative to its peers. As credit spreads narrowed during the past year, the high yield sector turned in the municipal market's best performance. Investments in corporate-backed industrial development bonds, health care issuance, and tax-backed debt all contributed to this year's results.


What changes were made to the portfolio during the period?

Two major themes characterized our portfolio management. First, we emphasized speculative-grade and non-rated securities in recognition of the attractive risk/reward characteristics of the high yield market during the fiscal year. Credit spreads--the difference in yields between high yield and AAA-rated securities--were at historically wide levels early in the period and narrowed considerably as investors appeared to become more risk tolerant later in the period. This spread contraction, combined with the Fund's above-average weighting in high yield securities, contributed to strong performance during the past 12 months.

The second theme involved increasing the portfolio's defensiveness while reinvesting proceeds from portfolio holdings subject to early redemption. During the period, we saw several issuers redeem their bonds prior to maturity to take advantage of continued low interest rates. With that, we sought to reinvest the proceeds from the early calls while at the same time adopting a more defensive stance for the Fund. Because of the tendency for reinvestments to lengthen the portfolio's overall duration, we employed measures to achieve a more desirable average life for the portfolio. Maintaining the longer duration would have left the Fund vulnerable to future interest rate changes. Thus, we sold several of the portfolio's longer-dated securities since the distant maturity dates made these positions most vulnerable to a rise in interest rates. We reinvested the proceeds from those sales in high-quality callable bonds with low volatility characteristics. Late in the year, as another defensive measure, we initiated a modest hedge designed to insulate the portfolio from the risk associated with a rise in interest rates.

During the period, the Fund's borrowing costs generally remained in the .75% - 1.25% range. These attractive funding levels, in combination with a steep tax-exempt yield curve, generated a significant income benefit to the Fund's Common Stock shareholders. Further declines in the Fund's borrowing costs would require significant easing of monetary policy by the Federal Reserve Board. While such action is not expected, neither is an imminent increase in short-term interest rates. We expect short-term borrowing costs to remain near current attractive levels for the coming months. However, should the spread between short-term and long-term interest rates narrow, the benefits of leverage will decline, and as a result, reduce the yield on the Fund's Common Stock. (For a more complete explanation of the benefits and risks of leveraging, see page 2 of this report to shareholders.)


How would you characterize the portfolio's position at the close of the period?

The portfolio was positioned for an expected rise in interest rates, as improving economic news at the close of the period heightened speculation over whether the Federal Reserve Board would shift its easing policy. While our recent investment strategy has placed the Fund more defensively than its peers, we believe this posturing should benefit relative performance if market sentiment does cause interest rates to rise.

Should the high-yield segment of the municipal market continue to outperform, we may look to selectively reduce the portfolio's holdings in this area to gradually position the Fund more appropriately for an eventual reversal in this trend.


Theodore R. Jaeckel Jr.
Portfolio Manager


November 20, 2003



We are pleased to announce that Theodore R. Jaeckel Jr. has been named Portfolio Manager of the Fund and is primarily responsible for the day-to-day management of the portfolio. Mr. Jaeckel has been Director of Merrill Lynch Investment Managers since 1997. Prior to that, he was Vice President with MLIM since 1991.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments                                                                                      (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
Alabama--0.4%   NR*         A2        $ 2,500  Huntsville, Alabama, Health Care Authority Revenue Bonds,
                                               Series B, 5.75% due 6/01/2032                                      $   2,540

Alaska--0.3%    NR*         Baa3        2,050  Valdez, Alaska, Marine Terminal Revenue Refunding Bonds
                                               (Amerada Hess Pipeline Corporation), 6.10% due 2/01/2024               2,096

Arizona--8.4%                                  Arizona State Transportation Board, Highway Revenue Bonds,
                                               Sub-Series A:
                AA          Aa2         5,825     5% due 7/01/2021                                                    6,044
                AA          Aa2         7,030     5% due 7/01/2022                                                    7,247
                AA          Aa2         5,240     5% due 7/01/2023                                                    5,366
                                               Maricopa County, Arizona, IDA, M/F Housing Revenue Refunding
                                               Bonds (CRS Pine Ridge Housing Corporation), Series A-1 (d)(g):
                AAA         NR*         5,000     6% due 10/20/2031                                                   5,214
                AAA         NR*         5,000     6.05% due 10/20/2036                                                5,239
                                               Phoenix, Arizona, IDA, Airport Facility Revenue Refunding
                                               Bonds (America West Airlines Inc. Project), AMT:
                NR*         Caa3        5,800     6.25% due 6/01/2019                                                 4,649
                NR*         Caa3        6,900     6.30% due 4/01/2023                                                 5,324
                                               Phoenix, Arizona, IDA, M/F Housing Revenue Bonds (Summit
                                               Apartments LLC Project) (g):
                AAA         NR*         1,610     6.25% due 7/20/2022                                                 1,697
                AAA         NR*         1,425     6.45% due 7/20/2032                                                 1,500
                AAA         NR*         1,305     6.55% due 7/20/2037                                                 1,380
                                               Pima County, Arizona, IDA, M/F Housing Revenue Bonds
                                               (Columbus Village) Series A (g):
                AAA         NR*           990     5.90% due 10/20/2021                                                1,079
                AAA         NR*         1,725     6% due 10/20/2031                                                   1,859
                AAA         NR*         2,295     6.05% due 10/20/2041                                                2,465
                NR*         Baa2        2,500  Yavapai County, Arizona, IDA, Hospital Facility Revenue Bonds
                                               (Yavapai Regional Medical Center), Series A, 6% due 8/01/2033          2,531

California--    AAA         Aaa         1,360  Anaheim, California, Union High School District, GO,
14.9%                                          Series A, 5% due 8/01/2022 (i)                                         1,395
                                               California State, Various Purpose, GO:
                BBB         A3          6,800     5.125% due 11/01/2024                                               6,693
                BBB         A3          6,800     5.25% due 11/01/2025                                                6,774
                BBB         A3          5,550     5.50% due 11/01/2033                                                5,631
                                               Golden State Tobacco Securitization Corporation of California,
                                               Tobacco Settlement Revenue Bonds:
                BBB         Baa2        5,500     Series A-3, 7.875% due 6/01/2042                                    5,650
                BBB         Baa2        7,500     Series A-4, 7.80% due 6/01/2042                                     7,667
                BBB-        Baa1        9,520     Series B, 5.50% due 6/01/2043                                       9,036
                AAA         Aaa        18,400  Los Angeles, California, Unified School District, GO, Series A,
                                               5% due 7/01/2023 (i)                                                  18,781
                AAA         Aaa         6,160  Los Angeles, California, Water and Power Revenue Refunding Bonds
                                               (Power System), Series A, Subseries A-2, 5% due 7/01/2022 (e)          6,331
                                               Los Angeles County, California, Schools Regionalized Business
                                               Services, COP, Pooled Financing, Series A (c):
                AAA         Aaa         1,430     5.90%** due 8/01/2019                                                 651
                AAA         Aaa         2,510     6%** due 8/01/2029                                                    611
                AA          Aa3         1,250  Sacramento County, California, Sanitation District Financing
                                               Authority, Revenue Refunding Bonds, Trust Receipts, Class R,
                                               Series A, 10.591% due 12/01/2019 (k)                                   1,504
                AAA         Aaa         5,145  Santa Clara, California, Subordinated Electric Revenue Bonds,
                                               Series A, 5% due 7/01/2022 (e)                                         5,288
                AAA         Aaa         7,465  University of California Revenue Bonds (Multiple Purpose Projects),
                                               Series Q, 5% due 9/01/2021 (i)                                         7,729



Portfolio Abbreviations


To simplify the listings of MuniYield Fund, Inc.'s portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.


AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
DRIVERS    Derivative Inverse Tax-Exempt Receipts
EDA        Economic Development Authority
GO         General Obligation Bonds
HFA        Housing Finance Agency
IDA        Industrial Development Authority
IDB        Industrial Development Board
IDR        Industrial Development Revenue Bonds
M/F        Multi-Family
PCR        Pollution Control Revenue Bonds
RITR       Residual Interest Trust Receipts
S/F        Single-Family
VRDN       Variable Rate Demand Notes



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
California                                     University of California, Revenue Refunding Bonds, Series A (c):
(concluded)     AAA         Aaa       $ 3,000     5.125% due 5/15/2019                                            $   3,180
                AAA         Aaa         2,500     5.125% due 5/15/2020                                                2,632
                BBB+        A2          2,175  Vernon, California, Electric System Revenue Bonds (Malburg
                                               Generating Station Project), 5.30% due 4/01/2026                       2,154

Colorado--5.7%  AA          Aa2           775  Colorado HFA Revenue Refunding Bonds (S/F Program), AMT,
                                               Series D-2, 6.90% due 4/01/2029                                          791
                                               Colorado Health Facilities Authority, Health Facilities Revenue
                                               Bonds (National Benevolent Association):
                NR*         B3          1,000     Series A, 6.375% due 9/01/2029                                        615
                NR*         B3            750     Series C, 7% due 3/01/2024                                            461
                AAA         NR*         8,000  Denver, Colorado, City and County Airport Revenue Bonds, AMT,
                                               Series D, 7.75% due 11/15/2013 (c)                                    10,045
                NR*         Baa2        5,500  Denver, Colorado, Urban Renewal Authority, Tax Increment Revenue
                                               Bonds (Pavilions), AMT, 7.75% due 9/01/2016                            5,883
                                               Elk Valley, Colorado, Public Improvement Revenue Bonds (Public
                                               Improvement Fee), Series A:
                NR*         NR*         1,735     7.10% due 9/01/2014                                                 1,778
                NR*         NR*         5,065     7.35% due 9/01/2031                                                 5,189
                BB+         Ba1         3,500  Northwest Parkway, Colorado, Public Highway Authority Revenue
                                               Bonds, First Tier, Sub-Series D, 7.125% due 6/15/2041                  3,559
                NR*         NR*         6,850  Plaza Metropolitan District No. 1, Colorado, Tax Allocation
                                               Revenue Bonds (Public Improvement Fees), 8% due 12/01/2025             6,859

Connecticut--   NR*         NR*           650  Connecticut State Development Authority, IDR (AFCO Cargo BDL-LLC
0.1%                                           Project), AMT, 7.35% due 4/01/2010                                       657

Florida--4.5%   NR*         NR*           880  Bonnet Creek Resort, Florida, Community Development District,
                                               Special Assessment Revenue Bonds, 7.50% due 5/01/2034                    920
                A           A3          5,000  Highlands County, Florida, Health Facilities Authority,
                                               Hospital Revenue Bonds (Adventist Health System), Series D, 6%
                                               due 11/15/2025                                                         5,256
                                               Hillsborough County, Florida, IDA, Exempt Facilities Revenue
                                               Bonds (National Gypsum), AMT:
                NR*         NR*        11,500     Series A, 7.125% due 4/01/2030                                     12,183
                NR*         NR*         5,000     Series B, 7.125% due 4/01/2030                                      5,297
                AAA         Aaa         1,490  Miami-Dade County, Florida, Aviation Revenue Bonds (Miami
                                               International Airport), AMT, Series A, 5% due 10/01/2033 (h)           1,476
                                               Saint Lucie County, Florida, Sales Tax Revenue Refunding and
                                               Improvement Bonds (e):
                AAA         Aaa         2,140     5.25% due 10/01/2022                                                2,255
                AAA         Aaa           500     5.25% due 10/01/2023                                                  524

Georgia--3.0%   AAA         Aaa        12,140  Atlanta, Georgia, Airport Revenue Refunding Bonds, Series A,
                                               5.875% due 1/01/2016 (h)                                              13,687
                NR*         NR*         4,600  Atlanta, Georgia, Tax Allocation Revenue Bonds (Atlantic
                                               Station Project), 7.90% due 12/01/2024                                 4,731

Idaho--2.0%     AA          NR*         1,025  Idaho Housing Agency, S/F Mortgage Revenue Refunding Bonds, AMT,
                                               Senior Series C-2, 7.15% due 7/01/2023                                 1,026
                BB+         Ba3        12,125  Power County, Idaho, Industrial Development Corporation, Solid
                                               Waste Disposal Revenue Bonds (FMC Corporation Project), AMT,
                                               6.45% due 8/01/2032                                                   11,317

Illinois--4.9%  NR*         B2            795  Beardstown, Illinois, IDR (Jefferson Smurfit Corp. Project),
                                               8% due 10/01/2016                                                        832
                AAA         Aaa        13,200  Chicago, Illinois, O'Hare International Airport, Airport Revenue
                                               Bonds, 3rd Lien, AMT, Series B-2, 6% due 1/01/2029 (o)                14,329
                NR*         Aaa           525  Chicago, Illinois, S/F Mortgage Revenue Bonds, AMT, Series B,
                                               7.625% due 9/01/2027 (f)(g)(l)                                           535
                NR*         B3          2,750  Illinois Development Finance Authority, PCR, Refunding (Illinois
                                               Power Company Project), Series A, 7.375% due 7/01/2006 (b)             3,188
                AAA         Aaa         3,285  Illinois Development Finance Authority Revenue Bonds (Presbyterian
                                               Home Lake Project), Series B, 6.30% due 9/01/2022 (i)                  3,702
                NR*         NR*         2,500  Illinois Educational Facilities Authority, Revenue Refunding
                                               Bonds (Chicago Osteopathic Health System), 7.25% due 11/15/2019 (b)    2,561
                NR*         Ba3         1,250  Illinois Health Facilities Authority Revenue Bonds (Holy Cross
                                               Hospital Project), 6.70% due 3/01/2014                                   904
                A1          VMIG1++        10  Illinois Health Facilities Authority, Revenue Refunding Bonds
                                               (University of Chicago Hospitals), VRDN, 1.12% due 8/01/2026 (e)(m)       10
                AAA         Aaa         4,000  Metropolitan Pier and Exposition Authority, Illinois, Dedicated
                                               State Tax Revenue Bonds (McCormick Place Expansion), Series A,
                                               5.50% due 6/15/2023 (e)                                                4,296

Kansas--0.2%    BB+         NR*         1,250  Lenexa, Kansas, Health Care Facility Revenue Bonds (Lakeview
                                               Village Inc.), Series C, 6.875% due 5/15/2032                          1,298



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
Kentucky--0.7%  BBB         Baa2      $ 4,000  Perry County, Kentucky, Solid Waste Disposal Revenue Bonds
                                               (TJ International Project), AMT, 7% due 6/01/2024                  $   4,150

Louisiana--     BB-         NR*        24,000  Port New Orleans, Louisiana, IDR, Refunding (Continental
3.8%                                           Grain Company Project), 6.50% due 1/01/2017                           23,286

Maryland--1.2%  NR*         NR*         3,000  Maryland State Energy Financing Administration, Limited
                                               Obligation Revenue Bonds (Cogeneration--AES Warrior Run), AMT,
                                               7.40% due 9/01/2019                                                    3,041
                A           Baa1        4,000  Maryland State Health and Higher Educational Facilities Authority,
                                               Revenue Refunding Bonds (University of Maryland Medical System),
                                               6% due 7/01/2032                                                       4,192

Minnesota--                                    Eden Prairie, Minnesota, M/F Housing Revenue Bonds (Rolling
0.6%                                           Hills Project), Series A (g):
                NR*         A1            420     6% due 8/20/2021                                                      461
                NR*         A1          2,000     6.20% due 2/20/2043                                                 2,174
                NR*         Aa2           990  Minneapolis, Minnesota, M/F Housing Revenue Bonds (Gaar Scott
                                               Loft Project), AMT, 5.95% due 5/01/2030                                1,051

Missouri--0.8%                                 Fenton, Missouri, Tax Increment Revenue Refunding and Improvement
                                               Bonds (Gravois Bluffs):
                NR*         NR*         1,005     6.75% due 10/01/2015                                                1,032
                NR*         NR*         2,800     7% due 10/01/2021                                                   3,010
                AAA         NR*           795  Missouri State Housing Development Commission, S/F Mortgage
                                               Revenue Bonds, Homeownership, AMT, Series B, 7.55% due
                                               9/01/2027 (f)(g)                                                         801

New Hampshire-- BBB+        Baa1        3,425  New Hampshire Health and Education Facilities Authority,
0.6%                                           Revenue Refunding Bonds (Elliot Hospital), Series B, 5.60% due
                                               10/01/2022                                                             3,401

New Jersey--    NR*         NR*         3,000  New Jersey EDA, First Mortgage Revenue Bonds (The Presbyterian
10.3%                                          Home), Series A, 6.375% due 11/01/2031                                 2,949
                NR*         NR*         4,400  New Jersey EDA, Retirement Community Revenue Bonds (Cedar Crest
                                               Village Inc. Facility), Series A, 7.25% due 11/15/2031                 4,473
                                               New Jersey EDA, Special Facility Revenue Bonds (Continental
                                               Airlines Inc. Project), AMT:
                B           Caa2        3,905     6.25% due 9/15/2019                                                 3,446
                B           Caa2       10,695     6.25% due 9/15/2029                                                 9,091
                BB+         NR*         4,680  New Jersey Health Care Facilities Financing Authority Revenue
                                               Bonds (Pascack Valley Hospital Association), 6.625% due 7/01/2036      4,687
                AAA         NR*         4,360  Port Authority of New York and New Jersey Revenue Refunding
                                               Bonds, DRIVERS, AMT, Series 177, 10.62% due 10/15/2032 (e)(k)          5,328
                AAA         NR*        20,575  Port Authority of New York and New Jersey, Special Obligation
                                               Revenue Bonds, DRIVERS, AMT, Series 192, 10.12% due
                                               12/01/2025 (e)(k)                                                     23,300
                BBB         Baa2        7,500  Tobacco Settlement Financing Corporation of New Jersey,
                                               Asset-Backed Revenue Bonds, 6% due 6/01/2037                           6,141
                BBB         Baa2        4,500  Tobacco Settlement Financing Corporation of New Jersey Revenue
                                               Bonds, 6.75% due 6/01/2039                                             4,082

New York--                                     Long Island Power Authority, New York, Electric System Revenue
23.6%                                          Bonds, Series C:
                A-          Baa1        2,405     5% due 9/01/2022                                                    2,409
                A-          Baa1        2,500     5% due 9/01/2024                                                    2,492
                AAA         Aaa         5,595  Metropolitan Transportation Authority, New York, Commuter
                                               Facilities Revenue Bonds, RITR, Series 9, 6.10% due
                                               7/01/2006 (b)(h)(k)                                                    7,135
                AAA         Aaa         7,500  Metropolitan Transportation Authority, New York, Transportation
                                               Revenue Refunding Bonds, Series F, 5.25% due 11/15/2027 (e)            7,778
                BBB+        A3         10,000  New York City, New York, City IDA, Special Facilities Revenue
                                               Bonds (Terminal One Group Association Project), AMT, 6.125% due
                                               1/01/2024                                                             10,302
                                               New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Bonds (k):
                AAA         NR*         5,000     DRIVERS, Series 198, 10.15% due 6/15/2026 (e)                       5,985
                AAA         Aaa         3,000     RITR, Series 11, 10.27% due 6/15/2026 (i)                           3,665
                AA          Aa2        14,000  New York City, New York, City Municipal Water Finance Authority,
                                               Water and Sewer System Revenue Refunding Bonds, 5.50% due
                                               6/15/2033                                                             14,939
                                               New York City, New York, GO, Refunding, Series G:
                AAA         Aaa         2,090     5.75% due 2/01/2014 (e)                                             2,274
                AAA         Aaa         2,000     5.75% due 2/01/2014 (h)                                             2,176
                AAA         Aaa        10,000  New York City, New York, GO, Refunding, Trust Receipts,
                                               Series R, 11.363% due 5/15/2014 (h)(k)                                13,545
                AA-         NR*         6,795  New York State Dormitory Authority, Hospital Revenue Refunding
                                               Bonds (North General Hospital), 5.75% due 2/15/2015                    7,637



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
New York                                       New York State Dormitory Authority, Revenue Refunding Bonds
(concluded)                                    (Mount Sinai Health), Series A:
                BB          Ba1       $ 5,000     6.75% due 7/01/2020                                             $   5,107
                BB          Ba1           315     6.50% due 7/01/2025                                                   317
                AAA         Aaa         3,100  New York State Thruway Authority, Second General Highway
                                               and Bridge Trust Fund Revenue Bonds, Series A, 5.25% due
                                               4/01/2023 (e)                                                          3,248
                                               New York State Thruway, Transportation Authority, State Personal
                                               Income Tax Revenue Bonds, Series A (e):
                AAA         Aaa         1,575     5% due 3/15/2020                                                    1,637
                AAA         Aaa         1,575     5% due 3/15/2022                                                    1,618
                AA          A1         10,000  New York State Urban Development Corporation, Personal Income
                                               Tax Revenue Bonds (State Facilities), Series A, 5.50% due
                                               3/15/2032                                                             10,555
                NR*         NR*         2,500  Suffolk County, New York, IDA, IDR, Refunding (Nissequogue
                                               Cogeneration Partners Facility), AMT, 5.50% due 1/01/2023              2,308
                                               Tobacco Settlement Financing Corporation of New York, Revenue
                                               Bonds, Series A-1 (c):
                AAA         NR*         8,450     5.25% due 6/01/2021                                                 8,878
                AAA         NR*        13,875     5.25% due 6/01/2022                                                14,480
                A+          A1         10,000  Triborough Bridge and Tunnel Authority, New York, Subordinate
                                               Revenue Bonds, 5.25% due 11/15/2030                                   10,299
                                               Westchester County, New York, IDA, Continuing Care Retirement
                                               Mortgage Revenue Bonds (Kendal on Hudson Project), Series A:
                NR*         NR*         3,450     6.375% due 1/01/2024                                                3,426
                NR*         NR*         2,895     6.50% due 1/01/2034                                                 2,867

North           BBB         Baa3        4,750  North Carolina Eastern Municipal Power Agency, Power System
Carolina--2.5%                                 Revenue Bonds, Series D, 6.75% due 1/01/2026                           5,096
                AA          Aa2           635  North Carolina HFA, Home Ownership Revenue Bonds, AMT,
                                               Series 8-A, 6.20% due 7/01/2016                                          666
                AA          Aa2         1,305  North Carolina HFA, S/F Revenue Bonds, Series II, 6.20% due
                                               3/01/2016 (d)                                                          1,368
                NR*         NR*         1,000  North Carolina Medical Care Commission, Health Care Facilities,
                                               First Mortgage Revenue Bonds (Arbor Acres Community Project),
                                               6.375% due 3/01/2032                                                   1,007
                                               North Carolina Municipal Power Agency Number 1, Catawba Electric
                                               Revenue Bonds, Series A (e):
                AAA         Aaa         4,500     5.25% due 1/01/2019                                                 4,789
                AAA         Aaa         2,250     5.25% due 1/01/2020                                                 2,382

Ohio--4.0%                                     Cincinnati, Ohio, City School District, Classroom Facilities
                                               Construction & Improvement, GO (I):
                AAA         Aaa         4,000     5% due 12/01/2025                                                   4,057
                AAA         Aaa         4,250     5% due 12/01/2026                                                   4,304
                                               Cuyahoga County, Ohio, Mortgage Revenue Bonds (West Tech
                                               Apartments Project), AMT (g):
                NR*         Aaa         1,410     5.75% due 9/20/2020                                                 1,470
                NR*         Aaa         2,250     5.85% due 9/20/2030                                                 2,335
                                               Hamilton County, Ohio, Sewer System Revenue Refunding and
                                               Improvement Bonds (Metropolitan Sewer District), Series A (e):
                AAA         Aaa         1,620     5% due 12/01/2017                                                   1,724
                AAA         Aaa         4,050     5% due 12/01/2018                                                   4,276
                NR*         NR*         2,175  Lucas County, Ohio, Health Care Facility Revenue Refunding and
                                               Improvement Bonds (Sunset Retirement Communities), Series A,
                                               6.625% due 8/15/2030                                                   2,253
                NR*         Aaa         1,000  Montgomery County, Ohio, Water System Revenue Refunding Bonds
                                               (Greater Moraine Beaver), 5.375% due 11/15/2015 (c)                    1,106
                                               Princeton, Ohio, City School District, GO (e):
                AAA         Aaa         1,575     5% due 12/01/2024                                                   1,600
                AAA         Aaa         1,710     5% due 12/01/2025                                                   1,734

Oklahoma--0.9%                                 Holdenville, Oklahoma, Industrial Authority, Correctional
                                               Facility Revenue Bonds (b)(c)(j):
                AAA         NR*         1,650     6.60% due 7/01/2006                                                 1,896
                AAA         NR*         3,250     6.70% due 7/01/2006                                                 3,743

Oregon--2.7%    AAA         Aaa         7,905  Oregon State Department of Administrative Services, COP,
                                               Series A, 6% due 5/01/2010 (b)(c)                                      9,379
                AA          Aa3         5,170  Oregon State, GO, Refunding (Veterans Welfare), Series 80A,
                                               5.70% due 10/01/2032                                                   5,350
                NR*         NR*         1,830  Portland, Oregon, Housing Authority, Housing Revenue Bonds
                                               (Pine Square and University Place), Series A, 5.875% due 1/01/2022     1,781



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
Pennsylvania--  AAA         Aaa       $ 5,000  Lehigh County, Pennsylvania, IDA, PCR, Refunding (Pennsylvania
14.0%                                          Power and Light Company Project), Series B, 6.40% due
                                               9/01/2029 (e)                                                      $   5,295
                AAA         Aaa         9,675  Pennsylvania Convention Center, Revenue Refunding Bonds,
                                               Series A, 6.70% due 9/01/2014 (e)                                     10,296
                                               Pennsylvania Economic Development Financing Authority,
                                               Exempt Facilities Revenue Bonds (National Gypsum Company), AMT:
                NR*         NR*        16,350     Series A, 6.25% due 11/01/2027                                     16,290
                NR*         NR*         8,800     Series B, 6.125% due 11/01/2027                                     8,643
                AA+         Aa2         1,445  Pennsylvania HFA, S/F Mortgage Refunding Bonds, AMT, Series 42,
                                               6.85% due 4/01/2025                                                    1,482
                AAA         Aaa        16,270  Pennsylvania State Higher Educational Facilities Authority,
                                               Health Services Revenue Refunding Bonds (Allegheny Delaware
                                               Valley Obligation), Series C, 5.875% due 11/15/2016 (e)               18,271
                NR*         NR*         1,265  Philadelphia, Pennsylvania, Authority for IDR, Commercial
                                               Development, AMT, 7.75% due 12/01/2017                                 1,283
                                               Philadelphia, Pennsylvania, Authority for IDR, Refunding,
                                               Commercial Development:
                NR*         NR*         3,650     (Days Inn), Series B, 6.50% due 10/01/2027                          3,557
                NR*         NR*         4,000     (Doubletree), Series A, 6.50% due 10/01/2027                        3,868
                AAA         Aaa        10,965  Philadelphia, Pennsylvania, School District, GO, Series A,
                                               5.50% due 2/01/2031 (i)                                               11,558
                A-          NR*         5,000  Sayre, Pennsylvania, Health Care Facilities Authority Revenue
                                               Bonds (Guthrie Health Issue), Series B, 1%/7.125% due
                                               12/01/2031 (n)                                                         5,440

Rhode Island--                                 Woonsocket, Rhode Island, GO (h):
0.5%            NR*         Aaa         1,225     6% due 10/01/2017                                                   1,418
                NR*         Aaa         1,195     6% due 10/01/2018                                                   1,377

Tennessee--     NR*         NR*         4,610  Hardeman County, Tennessee, Correctional Facilities Corporation
2.4%                                           Revenue Bonds, 7.75% due 8/01/2017                                     4,766
                BB+         Ba1        10,000  McMinn County, Tennessee, IDB, Solid Waste Revenue Bonds
                                               (Recycling Facility--Calhoun Newsprint), AMT, 7.40% due 12/01/2022     9,999

Texas--17.9%                                   Austin, Texas, Convention Center Revenue Bonds (Convention
                                               Enterprises Inc.), First Tier, Series A:
                BBB-        Baa3        5,000     6.70% due 1/01/2028                                                 5,281
                BBB-        Baa3        5,000     6.70% due 1/01/2032                                                 5,281
                                               Bexar County, Texas, Housing Finance Corporation, M/F Housing
                                               Revenue Bonds (Water at Northern Hills Apartments), Series A (e):
                NR*         Aaa         1,300     5.80% due 8/01/2021                                                 1,368
                NR*         Aaa         2,460     6% due 8/01/2031                                                    2,567
                NR*         Aaa         1,000     6.05% due 8/01/2036                                                 1,045
                BBB         Baa2        6,850  Brazos River Authority, Texas, PCR, Refunding (Utilities
                                               Electric Company), AMT, Series B, 5.05% due 6/01/2030                  7,153
                BBB-        Ba1         3,755  Brazos River Authority, Texas, Revenue Refunding Bonds (Reliant
                                               Energy Inc. Project), Series B, 7.75% due 12/01/2018                   4,064
                CCC         Caa2        6,500  Dallas-Fort Worth, Texas, International Airport Facility,
                                               Improvement Corporation Revenue Refunding Bonds (American
                                               Airlines), AMT, Series B, 6.05% due 5/01/2029                          5,608
                AAA         Aaa        15,000  Dallas-Fort Worth, Texas, International Airport Revenue Bonds,
                                               AMT, Series A, 5.50% due 11/01/2033 (e)                               15,525
                                               Gregg County, Texas, Health Facilities Development Corporation,
                                               Hospital Revenue Bonds (Good Shepherd Medical Center Project) (a):
                AA          NR*         3,000     6.875% due 10/01/2020                                               3,573
                AA          NR*         2,000     6.375% due 10/01/2025                                               2,251
                AA-         Aa3         5,000  Guadalupe-Blanco River Authority, Texas, Sewage and Solid Waste
                                               Disposal Facility Revenue Bonds (E. I. du Pont de Nemours and
                                               Company Project), AMT, 6.40% due 4/01/2026                             5,334
                NR*         Ba3         3,900  Gulf Coast, Texas, IDA, Solid Waste Disposal Revenue Bonds
                                               (Citgo Petroleum Corporation Project), AMT, 7.50% due 5/01/2025        3,871
                NR*         Baa3        1,600  Houston, Texas, Industrial Development Corporation Revenue Bonds
                                               (Air Cargo), AMT, 6.375% due 1/01/2023                                 1,621
                                               Lower Colorado River Authority, Texas, PCR (Samsung Austin
                                               Semiconductor), AMT:
                A-          A3          6,200     6.375% due 4/01/2027                                                6,509
                A-          A3          3,330     6.95% due 4/01/2030                                                 3,649



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (continued)                                                                          (In Thousands)
               S&P         Moody's       Face
State          Ratings+++  Ratings+++   Amount Municipal Bonds                                                     Value
Texas                                          Matagorda County, Texas, Navigation District Number 1 Revenue
(concluded)                                    Refunding Bonds (Reliant Energy Inc.):
                BBB-        Ba1       $ 3,000     AMT, Series B, 5.95% due 5/01/2030                              $   2,825
                BBB-        Ba1         7,030     Series C, 8% due 5/01/2029                                          7,633
                BB          Ba3         3,900  Port Corpus Christi, Texas, Individual Development Corporation,
                                               Environmental Facilities Revenue Bonds (Citgo Petroleum
                                               Corporation Project), AMT, 8.25% due 11/01/2031                        3,994
                                               San Antonio, Texas, Water Revenue Refunding Bonds:
                AA-         Aa3         1,000     5.875% due 5/15/2016                                                1,138
                AA-         Aa3         1,000     5.875% due 5/15/2017                                                1,135
                AAA         Aaa         6,500  Texas State Turnpike Authority, Central Texas Turnpike System
                                               Revenue Bonds, First Tier, Series A, 5.50% due 8/15/2039 (c)           6,869
                AA          Aa1         4,090  Texas State, Water Financial Assisstance, GO, AMT, Series A,
                                               5.375% due 8/01/2033                                                   4,159
                AAA         Aaa         7,020  Tyler, Texas, Waterworks and Sewer Revenue Bonds, 5.70% due
                                               9/01/2030 (h)                                                          7,571

Utah--0.3%      AAA         Aaa         1,545  Utah State Board of Regents, Revenue Refunding Bonds (University
                                               of Utah Research Facilities), Series A, 5.50% due 4/01/2018 (e)        1,701

Virginia--      BBB         NR*         5,000  Amelia County, Virginia, IDA, Solid Waste Disposal Revenue
2.8%                                           Refunding Bonds (Waste Management Project), VRDN, AMT, 4.90%
                                               due 4/01/2027 (m)                                                      5,139
                AAA         Aaa         5,000  Fairfax County, Virginia, EDA, Resource Recovery Revenue
                                               Refunding Bonds, AMT, Series A, 6.10% due 2/01/2011 (c)                5,687
                NR*         NR*         1,000  Pittsylvania County, Virginia, IDA, Revenue Refunding Bonds,
                                               Exempt-Facility, AMT, Series A, 7.55% due 1/01/2019                      981
                                               Pocahontas Parkway Association, Virginia, Toll Road Revenue Bonds:
                NR*         Ba1         6,200     First Tier, Sub-Series C, 6.25%** due 8/15/2031                       225
                BB          Baa3        3,000     Senior-Series A, 5.50% due 8/15/2028                                2,318
                BB          Baa3       24,800     Senior Series B, 6.67%** due 8/15/2029                              3,168

Washington--                                   Vancouver, Washington, Housing Authority, Housing Revenue
0.3%                                           Bonds (Teal Pointe Apartments Project), AMT:
                NR*         NR*           945     6% due 9/01/2022                                                      906
                NR*         NR*         1,250     6.20% due 9/01/2032                                                 1,189

West            B+          Ba3         1,000  Princeton, West Virginia, Hospital Revenue Refunding Bonds
Virginia--0.7%                                 (Community Hospital Association Inc. Project), 6% due 5/01/2019          773

                BBB         Baa2        3,000  Upshur County, West Virginia, Solid Waste Disposal Revenue Bonds
                                               (TJ International Project), AMT, 7% due 7/15/2025                      3,167

Wisconsin--     NR*         Baa3          700  Milwaukee, Wisconsin, Revenue Bonds (Air Cargo), AMT, 6.50% due
0.5%                                           1/01/2025                                                                705
                AAA         Aaa         2,030  Wisconsin State, GO, AMT, Series B, 6.20% due 11/01/2026 (e)           2,250

Wyoming--0.8%   BB+         Ba3         2,550  Sweetwater County, Wyoming, Solid Waste Disposal Revenue Bonds
                                               (FMC Corporation Project), AMT, Series A, 7% due 6/01/2024             2,550
                AA          NR*         2,500  Wyoming Student Loan Corporation, Student Loan Revenue Refunding
                                               Bonds, Series A, 6.20% due 6/01/2024                                   2,653

Puerto                                         Puerto Rico Commonwealth Highway and Transportation Authority,
Rico--7.3%                                     Transportation Revenue Bonds:
                A           Baa1       16,360     Series D, 5.75% due 7/01/2041                                      17,667
                AAA         Aaa        15,000     Trust Receipts, Class R, Series B, 10.364% due 7/01/2035 (e)(k)    18,888
                AAA         Aaa         2,500  Puerto Rico Electric Power Authority, Power Revenue Bonds, Trust
                                               Receipts, Class R, Series 16 HH, 10.094% due 7/01/2013 (i)(k)          3,349
                NR*         Aa2         4,350  Puerto Rico Public Finance Corporation Revenue Bonds, DRIVERS,
                                               Series 272, 9.41% due 8/01/2030 (k)                                    4,919

                                               Total Municipal Bonds (Cost--$845,796)--143.6%                       883,392



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Schedule of Investments (concluded)                                                                          (In Thousands)
                                        Shares
                                         Held  Short-Term Securities                                               Value
                                       16,613  Merrill Lynch Institutional Tax-Exempt Fund++++                    $  16,613

                                               Total Short-Term Securities (Cost--$16,613)--2.7%                     16,613

                Total Investments (Cost--$862,409)--146.3%                                                          900,005
                Unrealized Appreciation on Forward Interest Rate Swaps--Net***--0.1%                                    679
                Other Assets Less Liabilities--1.2%                                                                   7,485
                Preferred Stock, at Redemption Value--(47.6%)                                                     (293,000)
                                                                                                                  ---------
                Net Assets Applicable to Common Stock--100.0%                                                     $ 615,169
                                                                                                                  =========

(a)Radian Insured.

(b)Prerefunded.

(c)AMBAC Insured.

(d)FHA Insured.

(e)MBIA Insured.

(f)FNMA Collateralized.

(g)GNMA Collateralized.

(h)FGIC Insured.

(i)FSA Insured.

(j)Connie Lee Insured.

(k)The interest rate is subject to change periodically and inversely based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(l)FHLMC Collateralized.

(m)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at October 31, 2003.

(n)Represents a step bond. The first interest rate is in effect until a predetermined date and the second interest rate is effective thereafter until maturity.

(o)XL Capital Insured.

*Not Rated.

**Represents a zero coupon bond; the interest rate shown reflects the effective yield at the time of purchase by the Fund.

***Forward interest rate swaps entered into as of October 31, 2003 were as follows:

                                                 (in Thousands)

                                                     Unrealized
                                       Notional   Appreciation/
                                        Amount     Depreciation

Receive a variable rate equal to
7-Day Bond Market Association
Municipal Swap Index Rate and
pay a fixed rate equal to 4.129%

Broker, Morgan Stanley Capital
Services, Inc.
Expires January 2024                   $45,000            $ 920

Receive a variable rate equal to
3 Month LIBOR at quarterly reset
date and pay a fixed rate equal
to 4.863%

Broker, JP Morgan Chase Bank
Expires February 2014                  $71,600            (241)
                                                          -----
Total                                                     $ 679
                                                          =====


++Highest short-term rating by Moody's Investors Service, Inc.

++++Investments in companies considered to be an affiliate of the Fund (such companies are defined as "Affiliated Companies" in Section 2(a)(3) of the Investment Company Act of 1940) are as follows:



                                                 (in Thousands)

                                         Net           Dividend
Affiliate                              Activity          Income

Merrill Lynch Institutional
Tax-Exempt Fund                         16,601             $143


+++Ratings of issues shown are unaudited.

See Notes to Financial Statements.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Statement of Net Assets

As of October 31, 2003
Assets

               Investments, at value (identified cost--$862,409,305)                                        $   900,005,091
               Cash                                                                                                  19,617
               Unrealized appreciation on forward interest rate swaps--net                                          678,543
               Receivables:
                 Securities sold                                                          $    30,490,248
                 Interest                                                                      16,107,560
                 Dividends from affiliates                                                            401        46,598,209
                                                                                          ---------------
               Prepaid expenses                                                                                       9,449
                                                                                                            ---------------
               Total assets                                                                                     947,310,909
                                                                                                            ---------------

Liabilities

               Payables:
                 Securities purchased                                                          38,131,005
                 Dividends to Common Stock shareholders                                           521,067
                 Investment adviser                                                               430,878
                 Other affiliates                                                                   6,384        39,089,334
                                                                                          ---------------
               Accrued expenses and other liabilities                                                                52,938
                                                                                                            ---------------
               Total liabilities                                                                                 39,142,272
                                                                                                            ---------------

Preferred Stock

               Preferred Stock, par value $.05 per share (1,800 Series A Shares,
               1,800 Series B Shares, 1,800 Series C Shares, 1,800 Series D Shares,
               2,800 Series E Shares and 1,720 Series F Shares of AMPS* issued and
               outstanding at $25,000 per share liquidation preference)                                         293,000,000
                                                                                                            ---------------

Net Assets Applicable to Common Stock

               Net assets applicable to Common Stock                                                        $   615,168,637
                                                                                                            ===============

Analysis of Net Assets Applicable to Common Stock

               Common Stock, par value $.10 per share (44,430,631 shares issued
               and outstanding)                                                                             $     4,443,063
               Paid-in capital in excess of par                                                                 632,818,026
               Undistributed investment income--net                                       $    11,468,593
               Accumulated realized capital losses on investments--net                       (71,835,374)
               Unrealized appreciation on investments--net                                     38,274,329
                                                                                          ---------------
               Total accumulated losses--net                                                                   (22,092,452)
                                                                                                            ---------------
               Total--Equivalent to $13.85 net asset value per share of Common Stock
               (market price--$13.29)                                                                       $   615,168,637
                                                                                                            ===============

*Auction Market Preferred Stock.

See Notes to Financial Statements.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Statement of Operations

For the Year Ended October 31, 2003
Investment Income

               Interest                                                                                     $    52,909,327
               Dividends from affiliates                                                                            143,036
                                                                                                            ---------------
               Total income                                                                                      53,052,363
                                                                                                            ---------------

Expenses

               Investment advisory fees                                                   $     4,474,523
               Commission fees                                                                    764,424
               Accounting services                                                                257,433
               Transfer agent fees                                                                121,367
               Professional fees                                                                   73,654
               Custodian fees                                                                      44,629
               Printing and shareholder reports                                                    41,912
               Directors' fees and expenses                                                        40,842
               Listing fees                                                                        31,871
               Pricing fees                                                                        25,612
               Other                                                                               68,179
                                                                                          ---------------
               Total expenses before reimbursement                                              5,944,446
               Reimbursement of expenses                                                         (32,653)
                                                                                          ---------------
               Total expenses after reimbursement                                                                 5,911,793
                                                                                                            ---------------
               Investment income--net                                                                            47,140,570
                                                                                                            ---------------

Realized & Unrealized Gain (Loss) on Investments--Net

               Realized loss on investments--net                                                                  (749,067)
               Change in unrealized appreciation on investments--net                                             23,276,447
                                                                                                            ---------------
               Total realized and unrealized gain on investments--net                                            22,527,380
                                                                                                            ---------------

Dividends to Preferred Stock Shareholders

               Investment income--net                                                                           (3,013,368)
                                                                                                            ---------------
               Net Increase in Net Assets Resulting from Operations                                         $    66,654,582
                                                                                                            ===============

See Notes to Financial Statements.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Statements of Changes in Net Assets
                                                                                             For the Year Ended October 31,
Increase (Decrease) in Net Assets:                                                               2003               2002
Operations

               Investment income--net                                                     $    47,140,570   $    46,897,259
               Realized loss on investments--net                                                (749,067)       (3,498,012)
               Change in unrealized appreciation/depreciation on investments--net              23,276,447       (9,783,800)
               Dividends to Preferred Stock shareholders                                      (3,013,368)       (4,354,062)
                                                                                          ---------------   ---------------
               Net increase in net assets resulting from operations                            66,654,582        29,261,385
                                                                                          ---------------   ---------------

Dividends to Common Stock Shareholders

               Investment income--net                                                        (41,587,071)      (40,283,240)
                                                                                          ---------------   ---------------
               Net decrease in net assets resulting from dividends to Common Stock
               shareholders                                                                  (41,587,071)      (40,283,240)
                                                                                          ---------------   ---------------

Common Stock Transactions

               Proceeds from issuance of Common Stock resulting from reorganization                    --        73,630,647
               Value of shares issued to Common Stock shareholders in reinvestment
               of dividends                                                                            --         2,755,535
                                                                                          ---------------   ---------------
               Net increase in net assets derived from Common Stock transactions                       --        76,386,182
                                                                                          ---------------   ---------------

Net Assets Applicable to Common Stock

               Total increase in net assets applicable to Common Stock                         25,067,511        65,364,327
               Beginning of year                                                              590,101,126       524,736,799
                                                                                          ---------------   ---------------
               End of year*                                                               $   615,168,637   $   590,101,126
                                                                                          ===============   ===============
                 *Undistributed investment income--net                                    $    11,468,593   $     8,945,048
                                                                                          ===============   ===============

See Notes to Financial Statements.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Financial Highlights

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++      1999++++
Per Share Operating Performance

               Net asset value, beginning of year            $    13.28   $    13.55   $    13.08   $    13.21   $    16.27
                                                             ----------   ----------   ----------   ----------   ----------
               Investment income--net                           1.06+++         1.04         1.03         1.09         1.12
               Realized and unrealized gain (loss)
               on investments--net                                  .52        (.31)          .52        (.08)       (2.34)
               Dividends and distributions to Preferred
               Stock shareholders:
                 Investment income--net                           (.07)        (.08)        (.22)        (.27)        (.17)
                 Realized gain on investments--net                   --           --           --           --        (.04)
                 In excess of realized gain on
                 investments--net                                    --           --           --           --        (.03)
                                                             ----------   ----------   ----------   ----------   ----------
               Total from investment operations                    1.51          .65         1.33          .74       (1.46)
                                                             ----------   ----------   ----------   ----------   ----------
               Less dividends and distributions to
               Common Stock shareholders:
                 Investment income--net                           (.94)        (.92)        (.86)        (.87)        (.95)
                 Realized gain on investments--net                   --           --           --           --        (.38)
                 In excess of realized gain on
                 investment--net                                     --           --           --           --        (.27)
                                                             ----------   ----------   ----------   ----------   ----------
               Total dividends and distributions to
               Common Stock shareholders                          (.94)        (.92)        (.86)        (.87)       (1.60)
                                                             ----------   ----------   ----------   ----------   ----------
               Net asset value, end of year                  $    13.85   $    13.28   $    13.55   $    13.08   $    13.21
                                                             ==========   ==========   ==========   ==========   ==========
               Market price per share, end of year           $    13.29   $    12.88   $    13.94   $   12.625   $   12.875
                                                             ==========   ==========   ==========   ==========   ==========

Total Investment Return*

               Based on market price per share                   10.80%       (.94%)       17.79%        5.26%     (15.35%)
                                                             ==========   ==========   ==========   ==========   ==========
               Based on net asset value per share                11.99%        5.07%       10.51%        6.28%      (9.92%)
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common Stock

               Total expenses, net of reimbursement**              .99%        1.01%        1.01%         .99%         .93%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses**                                    .99%        1.01%        1.01%         .99%         .93%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net**                     7.86%        7.97%        7.74%        8.35%        7.42%
                                                             ==========   ==========   ==========   ==========   ==========
               Amount of dividends to Preferred Stock
               shareholders                                        .50%         .74%        1.63%        2.07%        1.11%
                                                             ==========   ==========   ==========   ==========   ==========
               Investment income--net, to Common Stock
               shareholders                                       7.36%        7.23%        6.11%        6.28%        6.31%
                                                             ==========   ==========   ==========   ==========   ==========

Ratios Based on Average Net Assets of Common & Preferred Stock**

               Total expenses, net of reimbursement                .66%         .67%         .68%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
               Total expenses                                      .66%         .67%         .68%         .66%         .65%
                                                             ==========   ==========   ==========   ==========   ==========
               Total investment income--net                       5.27%        5.33%        5.20%        5.56%        5.17%
                                                             ==========   ==========   ==========   ==========   ==========



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Financial Highlights (concluded)

The following per share data and ratios have been derived
from information provided in the financial statements.
                                                                              For the Year Ended October 31,
Increase (Decrease) in Net Asset Value:                         2003         2002       2001++++     2000++++      1999++++
Ratios Based on Average Net Assets of Preferred Stock

               Dividends to Preferred Stock shareholders          1.02%        1.50%        3.33%        4.12%        2.55%
                                                             ==========   ==========   ==========   ==========   ==========

Supplemental Data

               Net assets applicable to Common Stock,
               end of year (in thousands)                    $  615,169   $  590,101   $  524,737   $  501,361   $  506,030
                                                             ==========   ==========   ==========   ==========   ==========
               Preferred Stock outstanding, end of
               year (in thousands)                           $  293,000   $  293,000   $  250,000   $  250,000   $  250,000
                                                             ==========   ==========   ==========   ==========   ==========
               Portfolio turnover                                61.95%      104.63%       83.26%      103.44%       78.42%
                                                             ==========   ==========   ==========   ==========   ==========

Leverage

               Asset coverage per $1,000                     $    3,100   $    3,014   $    3,099   $    3,005   $    3,024
                                                             ==========   ==========   ==========   ==========   ==========

Dividends Per Share on Preferred Stock Outstanding

               Series A--Investment income--net              $      256   $      346   $      816   $    1,052   $      588
                                                             ==========   ==========   ==========   ==========   ==========
               Series B--Investment income--net              $      274   $      369   $      864   $    1,009   $      595
                                                             ==========   ==========   ==========   ==========   ==========
               Series C--Investment income--net              $      261   $      353   $      847   $    1,032   $      687
                                                             ==========   ==========   ==========   ==========   ==========
               Series D--Investment income--net              $      281   $      504   $      850   $    1,035   $      694
                                                             ==========   ==========   ==========   ==========   ==========
               Series E--Investment income--net              $      236   $      346   $      805   $    1,038   $      627
                                                             ==========   ==========   ==========   ==========   ==========
               Series F--Investment income--net              $      247   $    324++           --           --           --
                                                             ==========   ==========   ==========   ==========   ==========

*Total investment returns based on market value, which can be significantly greater or lesser than the net asset value, may result in substantially different returns. Total investment returns exclude the effects of sales charges.

**Do not reflect the effect of dividends to Preferred Stock shareholders.

++Series F was issued on November 19, 2001.

++++Certain prior year amounts have been reclassified to conform to current year presentation.

+++Based on average shares outstanding.

See Notes to Financial Statements.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements


1. Significant Accounting Policies:
MuniYield Fund, Inc. (the "Fund") is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company. The Fund's financial statements are prepared in conformity with accounting principles generally accepted in the United States of America, which may require the use of management accruals and estimates. The Fund determines and makes available for publication the net asset value of its Common Stock on a weekly basis. The Fund's Common Stock is listed on the New York Stock Exchange under the symbol MYD. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds are traded primarily in the over-the-counter markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained by the Fund's pricing service from one or more dealers that make markets in such securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their closing prices as of the close of such exchanges. Options written or purchased are valued at the last sale price in the case of exchange-traded options. In the case of options traded in the over-the-counter market, valuation is the last asked price (options written) or the last bid price (options purchased). Forward interest rate swaps are valued by quoted fair values received daily by the Fund from the counterparty. Swap agreements are valued by quoted fair values received daily by the Fund from the counterparty. Short-term investments with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Directors of the Fund, including valuations furnished by a pricing service retained by the Fund, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Fund under the general supervision of the Board of Directors.

(b) Derivative financial instruments--The Fund may engage in various portfolio investment strategies both to increase the return of the Fund and to hedge, or protect, its exposure to interest rate movements and movements in the securities markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

* Options--The Fund is authorized to purchase and write call and put options. When the Fund writes an option, an amount equal to the premium received by the Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked to market to reflect the current market value of the option written.

When a security is purchased or sold through an exercise of an option, the related premium paid (or received) is added to (or deducted from) the basis of the security acquired or deducted from (or added to) the proceeds of the security sold. When an option expires (or the Fund enters into a closing transaction), the Fund realizes a gain or loss on the option to the extent of the premiums received or paid (or gain or loss to the extent the cost of the closing transaction exceeds the premium paid or received).

Written and purchased options are non-income producing investments.

* Forward interest rate swaps--The Fund may enter into forward interest rate swaps. In a forward interest rate swap, the Fund and the counterparty agree to make periodic net payments on a specified notional contract amount, commencing on a specified future effective date, unless terminated ealier. When the agreement is closed, the Fund records a realized gain or loss in an amount equal to the value of the agreement.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (continued)


(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on security transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend dates. Interest income is recognized on the accrual basis. The Fund amortizes all premiums and discounts on debt securities.

(e) Dividends and distributions--Dividends from net investment income are declared and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.

(f) Reclassification--Accounting principles generally accepted in the United States of America require that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the current year's permanent book/tax differences of $1,025 has been reclassified between undistributed net investment income and paid-in capital in excess of par and $15,561 has been reclassified between undistributed net investment income and accumulated net realized capital losses. These reclassifications have no effect on net assets or net asset value per share.


2. Investment Advisory Agreement and Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is
Princeton Services, Inc. ("PSI"), an indirect, wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee at an annual rate of .50% of the Fund's average weekly net assets, including proceeds from the issuance of Preferred Stock. For the year ended October 31, 2003, FAM reimbursed the Fund in the amount of $32,653.

In addition, FAM received $2,600 in commissions on the execution of portfolio transactions for the Fund for the year ended October
31, 2003.

For the year ended October 31, 2003, the Fund reimbursed FAM $19,339 for certain accounting services.

Certain officers and/or directors of the Fund are officers and/or directors of FAM, PSI, and/or ML & Co.


3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended October 31, 2003 were $530,097,622 and $535,930,180, respectively.

Net realized gains (losses) for the year ended October 31, 2003 and net unrealized gains as of October 31, 2003 were as follows:


                                      Realized       Unrealized
                                Gains (Losses)            Gains

Long-term investments            $   (230,035)    $  37,595,786
Financial futures contracts        (1,354,485)               --
Forward interest rate swaps            835,453          678,543
                                 -------------    -------------
Total                            $   (749,067)    $  38,274,329
                                 =============    =============


As of October 31, 2003, net unrealized appreciation for Federal income tax purposes aggregated $37,878,913, of which $47,691,278 related to appreciated securities and $9,812,365 related to depreciated securities. The aggregate cost of investments at October 31, 2003 for Federal income tax purposes was $862,126,178.


4. Stock Transactions:
The Fund is authorized to issue 200,000,000 shares of stock, including Preferred Stock, par value $.10 per share, all of which were initially classified as Common Stock. The Board of Directors is authorized, however, to reclassify any unissued shares of stock without approval of the holders of Common Stock.

Common Stock
Shares issued and outstanding during the year ended October 31, 2003 remained constant and for the year ended October 31, 2002 increased by 5,508,830 as a result of issuance of Common Stock from reorganization and 207,485 as a result of dividend reinvestment.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Notes to Financial Statements (concluded)


Preferred Stock
Auction Market Preferred Stock ("AMPS") are redeemable shares of Preferred Stock of the Fund, with a par value of $.05 per share and a liquidation preference of $25,000 per share, plus accrued and unpaid dividends, that entitle their holders to receive cash dividends at an annual rate that may vary for the successive dividend periods. The yields in effect at October 31, 2003 were as follows: Series A, .81%; Series B, .81%; Series C, .875%, Series D, 1.00%, Series E, .85% and Series F, .85%.

Shares issued and outstanding during the year ended October 31, 2003 remained constant and for the year ended October 31, 2002 increased by 1,720 as a result of issuance of Preferred Stock from reorganization.

The Fund pays commissions to certain broker-dealers at the end of each auction at an annual rate ranging from .25% to .375%, calculated on the proceeds of each auction. For the year ended
October 31, 2003, Merrill Lynch, Pierce, Fenner & Smith
Incorporated, an affiliate of FAM, earned $353,723 as commissions.


5. Distributions to Shareholders:
The Fund paid a tax-exempt income dividend to holders of Common
Stock in the amount of $.078000 per share on November 26, 2003 to shareholders of record on November 14, 2003.

The tax character of distributions paid during the fiscal years ended October 31, 2003 and October 31, 2002 was as follows:


                                    10/31/2003       10/31/2002

Distributions paid from:
   Tax-exempt income             $  44,600,439    $  44,637,302
                                 -------------    -------------
Total distributions              $  44,600,439    $  44,637,302
                                 =============    =============


As of October 31, 2003, the components of accumulated losses on a tax basis were as follows:


Undistributed tax-exempt income--net              $  11,058,555
Undistributed long-term capital gains--net                   --
                                                  -------------
Total undistributed earnings--net                    11,058,555
Capital loss carryforward                         (65,210,507)*
Unrealized gains--net                              32,059,500**
                                                  -------------
Total accumulated losses--net                     $(22,092,452)
                                                  =============

*On October 31, 2003, the Fund had a net capital loss carryforward of $65,210,507, of which $3,822,310 expires in 2006; $14,347,687 expires in 2007; $40,851,001 expires in 2008; $6,000,235 expires in
2009 and $189,274 expires in 2010. This amount will be available to offset like amounts of any future taxable gains.

**The difference between book-basis and tax-basis net unrealized gains is attributable primarily to the tax deferral of losses on wash sales, the tax deferral of losses on straddles, and the difference between book and tax amortization methods for premiums and discounts on fixed income securities.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Independent Auditors' Report


To the Shareholders and Board of Directors of MuniYield Fund, Inc.:

We have audited the accompanying statement of net assets, including the schedule of investments, of MuniYield Fund, Inc. as of October 31, 2003, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2003, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MuniYield Fund, Inc. as of October 31, 2003, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and its financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.


Deloitte & Touche LLP
Princeton, New Jersey
December 17, 2003




Important Tax Information (unaudited)


All of the net investment income distributions paid by MuniYield
Fund, Inc. during its taxable year ended October 31, 2003 qualify as tax-exempt interest dividends for Federal income tax purposes.

Please retain this information for your records.



Dividend Policy


The Fund's dividend policy is to distribute all or a portion of its net investment income to its shareholders on a monthly basis. In order to provide shareholders with a more stable level of dividend distributions, the Fund may at times pay out less than the entire amount of net investment income earned in any particular month and may at times in any particular month pay out such accumulated but undistributed income in addition to net investment income earned in that month. As a result, the dividends paid by the Fund for any particular month may be more or less than the amount of net investment income earned by the Fund during such month. The Fund's current accumulated but undistributed net investment income, if any, is disclosed in the Statement of Net Assets, which comprises part of the financial information included in this report.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan


The following description of the Fund's Automatic Dividend
Reinvestment Plan (the "Plan") is sent to you annually as required by Federal securities laws.

Pursuant to the Fund's Plan, unless a holder of Common Stock otherwise elects, all dividend and capital gains distributions will be automatically reinvested by The Bank of New York (the "Plan Agent"), as agent for shareholders in administering the Plan, in additional shares of Common Stock of the Fund. Holders of Common Stock who elect not to participate in the Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or, if the shares are held in street or other nominee name then to such nominee) by The Bank of New York, as dividend paying agent. Such participants may elect not to participate in the Plan and to receive all distributions of dividends and capital gains in cash by sending written instructions to The Bank of New York, as dividend paying agent, at the address set forth below. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by written notice if received by the Plan Agent not less than ten days prior to any dividend record date; otherwise such termination will be effective with respect to any subsequently declared dividend or distribution.

Whenever the Fund declares an income dividend or capital gains distribution (collectively referred to as "dividends") payable either in shares or in cash, non-participants in the Plan will receive cash and participants in the Plan will receive the equivalent in shares of Common Stock. The shares will be acquired by the Plan Agent for the participant's account, depending upon the circumstances described below, either (i) through receipt of additional unissued but authorized shares of Common Stock from the Fund ("newly issued shares") or (ii) by purchase of outstanding shares of Common Stock on the open market ("open-market purchases") on the New York Stock Exchange or elsewhere. If on the payment date for the dividend, the net asset value per share of the Common Stock is equal to or less than the market price per share of the Common Stock plus estimated brokerage commissions (such conditions being referred to herein as "market premium"), the Plan Agent will invest the dividend amount in newly issued shares on behalf of the participant. The number of newly issued shares of Common Stock to be credited to the participant's account will be determined by dividing the dollar amount of the dividend by the net asset value per share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance may not exceed 5%. If on the dividend payment date the net asset value per share is greater than the market value (such condition being referred to herein as "market discount"), the Plan Agent will invest the dividend amount in shares acquired on behalf of the participant in open-market purchases.

In the event of a market discount on the dividend payment date, the Plan Agent will have until the last business day before the next date on which the shares trade on an "ex-dividend" basis or in no event more than 30 days after the dividend payment date (the "last purchase date") to invest the dividend amount in shares acquired in open-market purchases. It is contemplated that the Fund will pay monthly income dividends. Therefore, the period during which open-market purchases can be made will exist only from the payment date on the dividend through the date before the next "ex-dividend" date, which typically will be approximately ten days. If, before the Plan Agent has completed its open-market purchases, the market price of a share of Common Stock exceeds the net asset value per share, the average per share purchase price paid by the Plan Agent may exceed the net asset value of the Fund's shares, resulting in the acquisitions of fewer shares than if the dividend had been paid in newly issued shares on the dividend payment date. Because of the foregoing difficulty with respect to open-market purchases, the Plan provides that if the Plan Agent is unable to invest the full dividend amount in open-market purchases during the purchase period or if the market discount shifts to a market premium during the purchase period, the Plan Agent will cease making open-market purchases and will invest the uninvested portion of the dividend amount in newly issued shares at the close of business on the last purchase date determined by dividing the uninvested portion of the dividend by the net asset value per share.

The Plan Agent maintains all shareholders' accounts in the Plan and furnishes written confirmation of all transactions in the account, including information needed by shareholders for tax records. Shares in the account of each Plan participant will be held by the Plan Agent in non-certificated form in the name of the participant, and each shareholder's proxy will include those shares purchased or received pursuant to the Plan. The Plan Agent will forward all proxy solicitation materials to participants and vote proxies for shares held pursuant to the Plan in accordance with the instructions of the participants.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Automatic Dividend Reinvestment Plan (concluded)


In the case of shareholders such as banks, brokers or nominees which hold shares of others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of shares certified from time to time by the record shareholders as representing the total amount registered in the record shareholder's name and held for the account of beneficial owners who are to participate in the Plan.

There will be no brokerage charges with respect to shares issued directly by the Fund as a result of dividends or capital gains distributions payable either in shares or in cash. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open-market purchases in connection with the reinvestment of dividends.

The automatic reinvestment of dividends and distributions will not relieve participants of any Federal, state or local income tax that may be payable (or required to be withheld) on such dividends.

Shareholders participating in the Plan may receive benefits not available to shareholders not participating in the Plan. If the market price plus commissions of the Fund's shares is above the net asset value, participants in the Plan will receive shares of the Fund at less than they could otherwise purchase them and will have shares with a cash value greater than the value of any cash distribution they would have received on their shares. If the market price plus commissions is below the net asset value, participants will receive distributions in shares with a net asset value greater than the value of any cash distribution they would have received on their shares. However, there may be insufficient shares available in the market to make distributions in shares at prices below the net asset value. Also, since the Fund does not redeem shares, the price on resale may be more or less than the net asset value.

The value of shares acquired pursuant to the Plan will generally be excluded from gross income to the extent that the cash amount reinvested would be excluded from gross income. If, when the Fund's shares are trading at a premium over net asset value, the Fund issues shares pursuant to the Plan that have a greater fair market value than the amount of cash reinvested, it is possible that all or a portion of such discount (which may not exceed 5% of the fair market value of the Fund's shares) could be viewed as a taxable distribution. If the discount is viewed as a taxable distribution, it is also possible that the taxable character of this discount would be allocable to all the shareholders, including shareholders who do not participate in the Plan. Thus, shareholders who do not participate in the Plan might be required to report as ordinary income a portion of their distributions equal to their allocable share of the discount.

Experience under the Plan may indicate that changes are desirable. Accordingly, the Fund reserves the right to amend or terminate the Plan. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants.

All correspondence concerning the Plan should be directed to the Plan Agent at The Bank of New York, Church Street Station, P.O. Box 11258, New York , NY 10286-1258, Telephone: 800-432-8224.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Interested Director


Terry K. Glenn*        President    1999 to   President and Chairman of Merrill Lynch       124 Funds      None
P.O. Box 9011          and          present   Investment Managers, L.P. ("MLIM")/Fund       163 Portfolios
Princeton,             Director     and       Asset Management, L.P. ("FAM")--Advised
NJ 08543-9011                       1991 to   Funds since 1999; Chairman (Americas
Age: 63                             present   Region) of MLIM from 2000 to 2002;
                                              Executive Vice President of MLIM and FAM
                                              (which terms as used herein include their
                                              corporate predecessors) from 1983 to 2002;
                                              President of FAM Distributors, Inc. ("FAMD")
                                              from 1986 to 2002 and Director thereof from
                                              1991 to 2002; Executive Vice President and
                                              Director of Princeton Services, Inc.
                                              ("Princeton Services") from 1993 to 2002;
                                              President of Princeton Administrators, L.P.
                                              from 1989 to 2002; Director of Financial Data
                                              Services, Inc. since 1985.


* Mr. Glenn is a director, trustee or member of an advisory board of certain other investment companies for which MLIM or FAM acts as investment adviser. Mr. Glenn is an "interested person," as described in the Investment Company Act, of the Fund based on his former positions with MLIM, FAM, FAMD, Princeton Services and
Princeton Administrators, L.P. The Director's term is unlimited.
Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72. As Fund President, Mr. Glenn serves at the pleasure of the Board of Directors.



Independent Directors*


James H. Bodurtha      Director     1995 to   Director, The China Business Group, Inc.      40 Funds       None
P.O. Box 9095                       present   since 1996 and Executive Vice President       59 Portfolios
Princeton,                                    thereof from 1996 to 2003; Chairman of
NJ 08543-9095                                 the Board, Berkshire Holding Corporation
Age: 59                                       since 1980; Partner, Squire, Sanders &
                                              Dempsey from 1980 to 1993.


Joe Grills             Director     2002 to   Member of the Committee of Investment of      40 Funds       Kimco Realty
P.O. Box 9095                       present   Employee Benefit Assets of the Association    59 Portfolios  Corporation
Princeton,                                    of Financial Professionals ("CIEBA") since
NJ 08543-9095                                 1986 and its Chairman from 1991 to 1992;
Age: 68                                       Member of the Investment Advisory Committees
                                              of the State of New York Common Retirement
                                              Fund since 1989; Member of the Investment
                                              Advisory Committee of the Howard Hughes
                                              Medical Institute from 1997 to 2000;
                                              Director, Duke Management Company since
                                              1992 and Vice Chairman thereof since 1998;
                                              Director LaSalle Street Fund from 1995 to
                                              2001; Director, Kimco Realty Corporation
                                              since 1997; Member of the Investment
                                              Advisory Committee of the Virginia
                                              Retirement System since 1998 and Vice
                                              Chairman thereof since 2002; Director,
                                              Montpelier Foundation since 1998 and Vice
                                              Chairman thereof since 2000; Member of the
                                              Investment Committee of the Woodberry Forest
                                              School since 2000; Member of the Investment
                                              Committee of the National Trust for Historic
                                              Preservation since 2000.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(continued)
                                                                                            Number of
                                                                                            Portfolios in  Other Public
                       Position(s)  Length                                                  Fund Complex   Directorships
                       Held         Of Time                                                 Overseen by    Held by
Name, Address & Age    with Fund    Served    Principal Occupation(s) During Past 5 Years   Director       Director
Independent Directors* (concluded)


Herbert I. London      Director     1991 to   John M. Olin Professor of Humanities, New     40 Funds       None
P.O. Box 9095                       present   York University since 1993 and Professor      59 Portfolios
Princeton,                                    thereof since 1980; President of Hudson
NJ 08543-9095                                 Institute since 1997 and Trustee thereof
Age: 64                                       since 1980.


Andre F. Perold        Director     1991 to   George Gund Professor of Finance and          40 Funds       None
P.O. Box 9095                       present   Banking, Harvard Business School since        59 Portfolios
Princeton,                                    2000 and a member of the faculty since
NJ 08543-9095                                 1979; Director and Chairman of the Board,
Age: 51                                       UNX, Inc. since 2003; Director, Sanlam
                                              Limited and Sanlam Life since 2001; Director,
                                              Genbel Securities and Gensec Bank since 1999;
                                              Director, Stockback.com from 2002 to 2002;
                                              Director, Bulldogresearch.com from 2000
                                              to 2001; Director, Sanlam Investment
                                              Management from 1999 to 2001; Director,
                                              Quantec Limited from 1991 to 1999.


Roberta Cooper Ramo    Director     1999 to   Shareholder, Modrall, Sperling, Roehl,        40 Funds       None
P.O. Box 9095                       present   Harris & Sisk, P.A. since 1993; Director      59 Portfolios
Princeton,                                    of Cooper's, Inc. since 1999 and Chairman
NJ 08543-9095                                 of the Board since 2000; Director of ECMC,
Age: 61                                       Inc. since 2001.


Robert S. Salomon, Jr. Director     2002 to   Principal of STI Management since 1994,       40 Funds       None
P.O. Box 9095                       present   Trustee of Commonfund from 1980 to 2001;      59 Portfolios
Princeton,                                    Director of Rye Country Day School since
NJ 08543-9095                                 2001.
Age: 66


Stephen B. Swensrud    Director     2002 to   Chairman, Fernwood Advisors (investment       41 Funds       None
P.O. Box 9095                       present   adviser) since 1996; Principal of Fernwood    60 Portfolios
Princeton,                                    Associates (financial consultant) since
NJ 08543-9095                                 1975; Chairman of RPP Corporation since
Age: 70                                       1978; Director, International Mobile
                                              Communications, Inc. since 1998.


* The Director's term is unlimited. Directors serve until their resignation, removal or death, or until December 31 of the year in which they turn 72.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Officers and Directors (unaudited)(concluded)
                       Position(s)  Length
                       Held         Of Time
Name, Address & Age    with Fund    Served*   Principal Occupation(s) During Past 5 Years
Fund Officers


Donald C. Burke        Vice         1993 to   First Vice President of MLIM and FAM since 1997 and Treasurer thereof since
P.O. Box 9011          President    present   1999; Senior Vice President and Treasurer of Princeton Services since 1999;
Princeton,             and          and       Vice President of FAMD since 1999; Director of MLIM Taxation since 1990.
NJ 08543-9011          Treasurer    1999 to
Age: 43                             present


Kenneth A. Jacob       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1997 to 2000.
Princeton,             President
NJ 08543-9011
Age: 52


John M. Loffredo       Senior       2002 to   Managing Director of MLIM since 2000; Director (Municipal Tax-Exempt Fund
P.O. Box 9011          Vice         present   Management) of MLIM from 1998 to 2000.
Princeton,             President
NJ 08543-9011
Age: 39


Brian D. Stewart       Secretary    2003 to   Vice President (Legal Advisory) of MLIM since 2002; Attorney with Reed Smith
P.O. Box 9011                       present   from 2001 to 2002; Attorney with Saul Ewing from 1999 to 2001.
Princeton,
NJ 08543-9011
Age: 34


* Officers of the Fund serve at the pleasure of the Board of Directors.



Custodian
The Bank of New York
100 Church Street
New York, NY 10286


Transfer Agents

Common Stock:
The Bank of New York
101 Barclay Street
New York, NY 10286


Preferred Stock:
The Bank of New York
100 Church Street
New York, NY 10286



NYSE Symbol
MYD



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Electronic Delivery


The Fund is now offering electronic delivery of communications to its shareholders. In order to receive this service, you must register your account and provide us with e-mail information.
To sign up for this service, simply access this website http://www.icsdelivery.com/live and follow the instructions.
When you visit this site, you will obtain a personal identification number (PIN). You will need this PIN should you wish to update your e-mail address, choose to discontinue this service and/or make any other changes to the service. This service is not available for certain retirement accounts at this time.



Quality Profile (unaudited)


The quality ratings of securities in the Fund as of October 31, 2003 were as follows:

                                        Percent of
                                          Total
S&P Rating/Moody's Rating              Investments

AAA/Aaa                                    42.2%
AA/Aa                                      10.0
A/A                                        10.5
BBB/Baa                                    11.6
BB/Ba                                       8.0
B/B                                         2.0
CCC/Caa                                     1.7
NR (Not Rated)                             14.0
Other*                                      0.0++

*Temporary investments on short-term municipal securities.

++Holdings are less than 0.1%.



MUNIYIELD FUND, INC., OCTOBER 31, 2003



Item 2 - Did registrant adopt a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party? If not, why not? Briefly describe any amendments or waivers that occurred during the period. State here if code of ethics/amendments/waivers are on website and give website address-. State here if fund will send code of ethics to shareholders without charge upon request--

The registrant has adopted a code of ethics, as of the end of the period covered by this report, that applies to the registrant's principal executive officer, principal financial officer and principal accounting officer, or persons performing similar functions. A copy of the code of ethics is available without charge upon request by calling toll-free 1-800-MER-FUND (1-800-637-3863).

Item 3 - Did the registrant's board of directors determine that the registrant either: (i) has at least one audit committee financial expert serving on its audit committee; or (ii) does not have an audit committee financial expert serving on its audit committee? If yes, disclose name of financial expert and whether he/she is "independent," (fund may, but is not required, to disclose name/independence of more than one financial expert) If no, explain why not. -

The registrant's board of directors has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent: (1) Joe Grills, (2) Andre Perold,
(3) Robert S. Salomon, Jr., and (4) Stephen B. Swensrud.

Item 4 - Disclose annually only (not answered until December 15,
2003)

(a) Audit Fees - Disclose aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. N/A.

(b) Audit-Related Fees - Disclose aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(c) Tax Fees - Disclose aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.
Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(d) All Other Fees - Disclose aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs
(a) through (c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category. N/A.

(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X. N/A.

(e)(2)Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X. N/A.

(f) If greater than 50%, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees. N/A.

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant. N/A.

(h) Disclose whether the registrant's audit committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence. N/A.

Item 5 - If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act, state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act. If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrant's audit committee in Section 3(a)(58)(B) of the Exchange Act, so state.

If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act regarding an exemption from the listing standards for audit committees. N/A

(Listed issuers must be in compliance with the new listing rules by the earlier of their first annual shareholders meeting after January 2004, or October 31, 2004 (annual requirement))

Item 6 - Reserved

Item 7 - For closed-end funds that contain voting securities in their portfolio, describe the policies and procedures that it uses to determine how to vote proxies relating to those portfolio securities.


Proxy Voting Policies and Procedures

Each Fund's Board of Directors/Trustees has delegated to Merrill Lynch Investment Managers, L.P. and/or Fund Asset Management, L.P. (the "Investment Adviser") authority to vote all proxies relating to the Fund's portfolio securities. The Investment Adviser has adopted policies and procedures ("Proxy Voting Procedures") with respect to the voting of proxies related to the portfolio securities held in the account of one or more of its clients, including a Fund. Pursuant to these Proxy Voting Procedures, the Investment Adviser's primary objective when voting proxies is to make proxy voting decisions solely in the best interests of each Fund and its shareholders, and to act in a manner that the Investment Adviser believes is most likely to enhance the economic value of the securities held by the Fund. The Proxy Voting Procedures are designed to ensure that that the Investment Adviser considers the interests of its clients, including the Funds, and not the interests of the Investment Adviser, when voting proxies and that real (or perceived) material conflicts that may arise between the Investment Adviser's interest and those of the Investment Adviser's clients are properly addressed and resolved.

In order to implement the Proxy Voting Procedures, the Investment Adviser has formed a Proxy Voting Committee (the "Committee"). The Committee is comprised of the Investment Adviser's Chief Investment Officer (the "CIO"), one or more other senior investment professionals appointed by the CIO, portfolio managers and investment analysts appointed by the CIO and any other personnel the CIO deems appropriate. The Committee will also include two non-voting representatives from the Investment Adviser's Legal department appointed by the Investment Adviser's General Counsel. The Committee's membership shall be limited to full-time employees of the Investment Adviser. No person with any investment banking, trading, retail brokerage or research responsibilities for the Investment Adviser's affiliates may serve as a member of the Committee or participate in its decision making (except to the extent such person is asked by the Committee to present information to the Committee, on the same basis as other interested knowledgeable parties not affiliated with the Investment Adviser might be asked to do so). The Committee determines how to vote the proxies of all clients, including a Fund, that have delegated proxy voting authority to the Investment Adviser and seeks to ensure that all votes are consistent with the best interests of those clients and are free from unwarranted and inappropriate influences. The Committee establishes general proxy voting policies for the Investment Adviser and is responsible for determining how those policies are applied to specific proxy votes, in light of each issuer's unique structure, management, strategic options and, in certain circumstances, probable economic and other anticipated consequences of alternate actions. In so doing, the Committee may determine to vote a particular proxy in a manner contrary to its generally stated policies. In addition, the Committee will be responsible for ensuring that all reporting and recordkeeping requirements related to proxy voting are fulfilled.

The Committee may determine that the subject matter of a recurring proxy issue is not suitable for general voting policies and requires a case-by-case determination. In such cases, the Committee may elect not to adopt a specific voting policy applicable to that issue. The Investment Adviser believes that certain proxy voting issues require investment analysis - such as approval of mergers and other significant corporate transactions - akin to investment decisions, and are, therefore, not suitable for general guidelines. The Committee may elect to adopt a common position for the Investment Adviser on certain proxy votes that are akin to investment decisions, or determine to permit the portfolio manager to make individual decisions on how best to maximize economic value for a Fund (similar to normal buy/sell investment decisions made by such portfolio managers). While it is expected that the Investment Adviser will generally seek to vote proxies over which the Investment Adviser exercises voting authority in a uniform manner for all the Investment Adviser's clients, the Committee, in conjunction with a Fund's portfolio manager, may determine that the Fund's specific circumstances require that its proxies be voted differently.

To assist the Investment Adviser in voting proxies, the Committee has retained Institutional Shareholder Services ("ISS"). ISS is an independent adviser that specializes in providing a variety of fiduciary-level proxy-related services to institutional investment managers, plan sponsors, custodians, consultants, and other institutional investors. The services provided to the Investment Adviser by ISS include in-depth research, voting recommendations (although the Investment Adviser is not obligated to follow such recommendations), vote execution, and recordkeeping. ISS will also assist the Fund in fulfilling its reporting and recordkeeping obligations under the Investment Company Act.

The Investment Adviser's Proxy Voting Procedures also address special circumstances that can arise in connection with proxy voting. For instance, under the Proxy Voting Procedures, the Investment Adviser generally will not seek to vote proxies related to portfolio securities that are on loan, although it may do so under certain circumstances. In addition, the Investment Adviser will vote proxies related to securities of foreign issuers only on a best efforts basis and may elect not to vote at all in certain countries where the Committee determines that the costs associated with voting generally outweigh the benefits. The Committee may at any time override these general policies if it determines that such action is in the best interests of a Fund.

From time to time, the Investment Adviser may be required to vote proxies in respect of an issuer where an affiliate of the Investment Adviser (each, an "Affiliate"), or a money management or other client of the Investment Adviser (each, a "Client") is involved.
The Proxy Voting Procedures and the Investment Adviser's adherence to those procedures are designed to address such conflicts of interest. The Committee intends to strictly adhere to the Proxy Voting Procedures in all proxy matters, including matters involving Affiliates and Clients. If, however, an issue representing a non-routine matter that is material to an Affiliate or a widely known Client is involved such that the Committee does not reasonably believe it is able to follow its guidelines (or if the particular proxy matter is not addressed by the guidelines) and vote impartially, the Committee may, in its discretion for the purposes of ensuring that an independent determination is reached, retain an independent fiduciary to advise the Committee on how to vote or to cast votes on behalf of the Investment Adviser's clients.

In the event that the Committee determines not to retain an independent fiduciary, or it does not follow the advice of such an independent fiduciary, the powers of the Committee shall pass to a subcommittee, appointed by the CIO (with advice from the Secretary of the Committee), consisting solely of Committee members selected by the CIO. The CIO shall appoint to the subcommittee, where appropriate, only persons whose job responsibilities do not include contact with the Client and whose job evaluations would not be affected by the Investment Adviser's relationship with the Client (or failure to retain such relationship). The subcommittee shall determine whether and how to vote all proxies on behalf of the Investment Adviser's clients or, if the proxy matter is, in their judgment, akin to an investment decision, to defer to the applicable portfolio managers, provided that, if the subcommittee determines to alter the Investment Adviser's normal voting guidelines or, on matters where the Investment Adviser's policy is case-by-case, does not follow the voting recommendation of any proxy voting service or other independent fiduciary that may be retained to provide research or advice to the Investment Adviser on that matter, no proxies relating to the Client may be voted unless the Secretary, or in the Secretary's absence, the Assistant Secretary of the Committee concurs that the subcommittee's determination is consistent with the Investment Adviser's fiduciary duties

In addition to the general principles outlined above, the Investment Adviser has adopted voting guidelines with respect to certain recurring proxy issues that are not expected to involve unusual circumstances. These policies are guidelines only, and the Investment Adviser may elect to vote differently from the recommendation set forth in a voting guideline if the Committee determines that it is in a Fund's best interest to do so. In addition, the guidelines may be reviewed at any time upon the request of a Committee member and may be amended or deleted upon the vote of a majority of Committee members present at a Committee meeting at which there is a quorum.

The Investment Adviser has adopted specific voting guidelines with respect to the following proxy issues:

* Proposals related to the composition of the Board of Directors of issuers other than investment companies. As a general matter, the Committee believes that a company's Board of Directors (rather than shareholders) is most likely to have access to important, nonpublic information regarding a company's business and prospects, and is therefore best-positioned to set corporate policy and oversee management. The Committee, therefore, believes that the foundation of good corporate governance is the election of qualified, independent corporate directors who are likely to diligently represent the interests of shareholders and oversee management of the corporation in a manner that will seek to maximize shareholder value over time. In individual cases, the Committee may look at a nominee's history of representing shareholder interests as a director of other companies or other factors, to the extent the Committee deems relevant.

* Proposals related to the selection of an issuer's independent auditors. As a general matter, the Committee believes that corporate auditors have a responsibility to represent the interests of shareholders and provide an independent view on the propriety of financial reporting decisions of corporate management. While the Committee will generally defer to a corporation's choice of auditor, in individual cases, the Committee may look at an auditors' history of representing shareholder interests as auditor of other companies, to the extent the Committee deems relevant.

* Proposals related to management compensation and employee benefits. As a general matter, the Committee favors disclosure of an issuer's compensation and benefit policies and opposes excessive compensation, but believes that compensation matters are normally best determined by an issuer's board of directors, rather than shareholders. Proposals to "micro-manage" an issuer's compensation practices or to set arbitrary restrictions on compensation or benefits will, therefore, generally not be supported.

* Proposals related to requests, principally from management, for approval of amendments that would alter an issuer's capital structure. As a general matter, the Committee will support requests that enhance the rights of common shareholders and oppose requests that appear to be unreasonably dilutive.

* Proposals related to requests for approval of amendments to an issuer's charter or by-laws. As a general matter, the Committee opposes poison pill provisions.

* Routine proposals related to requests regarding the formalities of corporate meetings.

* Proposals related to proxy issues associated solely with holdings of investment company shares. As with other types of companies, the Committee believes that a fund's Board of Directors (rather than its shareholders) is best-positioned to set fund policy and oversee management. However, the Committee opposes granting Boards of Directors authority over certain matters, such as changes to a fund's investment objective, that the Investment Company Act envisions will be approved directly by shareholders.

* Proposals related to limiting corporate conduct in some manner that relates to the shareholder's environmental or social concerns. The Committee generally believes that annual shareholder meetings are inappropriate forums for discussion of larger social issues, and opposes shareholder resolutions "micromanaging" corporate conduct or requesting release of information that would not help a shareholder evaluate an investment in the corporation as an economic matter. While the Committee is generally supportive of proposals to require corporate disclosure of matters that seem relevant and material to the economic interests of shareholders, the Committee is generally not supportive of proposals to require disclosure of corporate matters for other purposes.

Item 8--Reserved

Item 9(a) - The registrant's certifying officers have reasonably designed such disclosure controls and procedures to ensure material information relating to the registrant is made known to us by others particularly during the period in which this report is being prepared. The registrant's certifying officers have determined that the registrant's disclosure controls and procedures are effective based on our evaluation of these controls and procedures as of a date within 90 days prior to the filing date of this report.

Item 9(b)--There were no significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

Item 10 - Exhibits

10(a) - Attach code of ethics or amendments/waivers, unless code of ethics or amendments/waivers is on website or offered to shareholders upon request without charge. N/A.

10(b) - Attach certifications pursuant to Section 302 of the Sarbanes-Oxley Act. Attached hereto.


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


MuniYield Fund, Inc.


By:    _/s/ Terry K. Glenn_______
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: December 22, 2003


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By:    _/s/ Terry K. Glenn________
       Terry K. Glenn,
       President of
       MuniYield Fund, Inc.


Date: December 22, 2003


By:    _/s/ Donald C. Burke________
       Donald C. Burke,
       Chief Financial Officer of
       MuniYield Fund, Inc.


Date: December 22, 2003



Attached hereto as a furnished exhibit are the certifications pursuant to Section 906 of the Sarbanes-Oxley Act.